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                                                                   EXHIBIT 10.46
                                                                   -------------

                          EX-10.46-Material Contract

                              CONSENT TO SUBLEASE
                              -------------------
Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership ("Landlord"), hereby consents to the subletting by Venture Catalyst Incorporated, a Utah corporation, successor-in-interest to Inland Casino Corporation, a Utah corporation ("Tenant"), to Astute Networks, Inc., a California corporation ("Subtenant"), pursuant to a sublease agreement attached hereto ("Sublease"), of certain space (hereinafter referred to as the "Sublet Space") described in the Sublease, being located on the first floor of the building known as 16868 Via del Campo ("Building"), which Sublet Space is a portion of the premises ("Premises") now leased and demised by Landlord to Tenant by a lease, dated September 3, 1997 (which lease, as the same may have been and may hereafter be amended, is herein called the "Lease"), such consent being subject to and upon the following terms and conditions, to each of which Tenant and Subtenant expressly agree:

     1.  Sublease Subordinate to Lease.
         -----------------------------

         (a) The Sublease shall be subject and subordinate at all times to the Lease, and to all of the provisions, covenants, agreements, terms and conditions (collectively, "provisions") of the Lease and of this Consent to Sublease ("Consent") and Subtenant shall not do or permit anything to be done in connection with Subtenant's occupancy of the Sublet Space which would violate any of said provisions. Any breach or violation of any provision of the Lease by Subtenant (whether by act or omission) shall be deemed to be and shall constitute a default by Tenant in fulfilling such provision and, in such event, Landlord shall have all of the rights, powers and remedies provided in the Lease, or at law, in equity, by statute or otherwise, with respect to default.

         (b) Nothing herein contained shall be construed to (i) modify, waive, impair or affect any of the provisions contained in the Lease (except as may be expressly provided herein), (ii) waive any present or future breach of, or default under, the Lease or any rights of Landlord against any person or entity liable or responsible for the performance thereof, (iii) enlarge or increase Landlord's obligations or Tenant's rights under the Lease or otherwise; and all provisions of the Lease are hereby declared by Tenant to be in full force and effect.

         (c) Nothing herein contained shall be construed as a consent to or approval or ratification by Landlord of any of the particular provisions of the Sublease (except as may be herein expressly provided) or as a representation or warranty by Landlord. Landlord has not, and will not, review or pass upon any of the provisions of the Sublease and shall not be bound or estopped in any way by the provisions of the Sublease.

         (d) Tenant shall be and remain liable and responsible for the due keeping, and full performance and observance, of all of the provisions of the Lease on the part of Tenant to be kept, performed and observed, including, without limitation, the payment of Base Rent and Additional Rent (as such terms are defined in the Lease).

         (e) Both Tenant and Subtenant shall be and continue to be liable for all bills rendered by Landlord for charges incurred or imposed for services rendered and material supplied to the Sublet Space.

         (f) In the event of any default by Tenant or Subtenant in the full performance and observance of any of their respective obligations hereunder, such event may, at Landlord's option, be deemed a default under the Lease, and Landlord shall have all of the rights, powers and remedies provided for in the Lease, or at law, in equity, by statute, or otherwise with respect to the default. Landlord will use good faith efforts to provide Subtenant with all notices of default by Tenant under the Lease at the same time as such notices are provided to Tenant, and Subtenant shall thereafter have the right to cure such default or breach within the time period provided to Tenant to cure such default or breach under the Lease. For purposes hereof, Subtenant's notice address shall be deemed to be at the Sublet Space.
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         (g)  In case of any conflict between the provisions of (i) the Lease and the Sublease, then the provisions of the Lease shall prevail, and (ii) this Consent and the Lease and/or the Sublease, then the provisions of this Consent shall prevail.

     2.  No Assignment.  Neither this Consent nor any right created hereunder
         -------------
may be assigned by Tenant or Subtenant.

     3.  No Further Right to Sublet.  This Consent is not, and shall not be
         --------------------------
construed as, a consent by Landlord to, or as permitting, any other or further subletting by either Tenant or Subtenant. Notwithstanding anything to the contrary contained in the Lease and/or the Sublease, without the prior written consent of Landlord in each instance: (a) the Sublease shall not be assigned, extended or renewed, except as expressly provided in the Sublease, and (b) neither the Sublet Space nor any part thereof shall be further sublet.

     4.  Use.  Subject to all of the provisions of the Lease, the Sublet Space
         ---
and each part thereof shall be used by Subtenant solely for office and related uses and for no other purpose. Neither Tenant nor Subtenant shall use, or permit the use of, the Sublet Space, or any part thereof, (a) in any way which would violate any of the provisions of the Lease, (b) for any unlawful purpose, or (c) in any unlawful manner. Neither Tenant nor Subtenant shall suffer or permit the Sublet Space, or any part thereof, to be used in any manner, or permit anything to be done therein, or suffer or permit anything to be brought into or kept in the Sublet Space, or any part thereof, which, in the judgment of Landlord might in any way impair or tend to impair (a) the character, appearance or reputation of the Building, (b) impair or interfere with or tend to impair or interfere with any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or the Sublet Space, or (c) impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building by, or result in discomfort, inconvenience or annoyance to, any of the other tenants of the Building. Neither Tenant nor Subtenant shall install or permit to be installed in the Premises or any part thereof any electrical or other similar or dissimilar equipment of any kind which, in the judgment of Landlord, might cause any such impairment, interference, discomfort, inconvenience or annoyance.

     5.  Termination of Lease.
         --------------------

         (a) If, during the term of the Sublease, the term of the Lease shall expire or the Lease shall sooner terminate, or Tenant shall surrender the Lease to Landlord, Landlord, at its option, upon written notice given to Tenant and Subtenant not more than thirty (30) days after the effective date of such expiration, termination or surrender, and without any additional or further agreement of any kind on the part of Tenant or Subtenant, may elect to require Subtenant to attorn to Landlord. If Landlord so elects, Subtenant, upon demand of Landlord, agrees to execute and deliver such instrument or instruments as Landlord may reasonably request to evidence and confirm the foregoing provisions of this Paragraph 5(a).

         (b) In the event that Landlord does not elect to exercise its option under Paragraph 5(a) hereof to require Subtenant to attorn, or Landlord gives Subtenant written notice, before the thirtieth (30th) day of the thirty (30) day period referred to in Paragraph 5(a) hereof, to the effect that Landlord will not exercise such option, then, on or before the seventh (7th) day after (i) the expiration of such thirty (30) day period or (ii) Subtenant's receipt of such written notice, whichever shall first occur, Subtenant shall vacate the Sublet Space. In case of the failure of Subtenant to so vacate the Sublet Space, Landlord shall be entitled to all the rights and remedies which are available to a landlord against a tenant holding over after the expiration of a term and to such other rights and remedies as may be provided for in the Lease, at law, or in equity. Tenant and Subtenant, at Landlord's option, shall be deemed to be occupying the Sublet Space as a tenancy at sufferance at daily Rent equal to 1/30th of an amount equal to the product of (i) two (2) times the monthly fair market value rate multiplied by (ii) the number of square feet of Net Rentable Area in the Premises.

     6.  Alterations and Signage.
         -----------------------

         (a) No alterations, additions, or physical changes shall be made in the Sublet Space, or any part thereof, without Landlord's prior written consent; provided, however, that Landlord hereby pre-approves, in concept, Subtenant's proposed alterations set forth in Attachment A (the "Proposed Improvements"); provided further, however, that all such Proposed Improvements shall be performed (i) in compliance with all applicable laws,

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(ii) in strict accordance with the Lease, and (iii) pursuant to detailed plans and specifications pre-approved by Landlord in writing. Notwithstanding anything in the Lease to the contrary, Landlord acknowledges and agrees that Landlord shall not require that Subtenant's Proposed Improvements be removed from the Premises upon the expiration or earlier termination of the Lease so long as Landlord has approved detailed plans and specifications for such Proposed Improvements and has not required their removal at the time of Landlord's approval of such detailed plans and specifications.

         (b) Landlord acknowledges and agrees that Subtenant shall have the right, at Subtenant's sole cost and expense and subject to all applicable laws, to install one (1) sign on the exterior of the Building pursuant to Section 11.5 of the Lease displaying Subtenant's name "Astute Networks"; provided, however, that the location, size, graphics, color, lettering, style and other indicia of such signage shall be subject to Landlord's approval in Landlord's sole and absolute (but good faith) discretion. Upon the expiration or earlier termination of the Sublease, Subtenant, at Subtenant's sole cost and expense, shall remove such signage and repair any damage to the Building caused by such removal. Subtenant's signage rights are personal to Subtenant and may not be utilized by any other person or entity.

     7.  Copy of Sublease and No Amendment.  Tenant and Subtenant represent and
         ---------------------------------
warrant to Landlord that the copy of the Sublease annexed hereto as Exhibit A is a true and correct copy thereof and that the Sublease has not been amended, modified or changed. Tenant and Subtenant represent and warrant to Landlord that Tenant and Subtenant shall not, without the prior written consent of Landlord, amend or modify the Sublease in any manner.

     8.  Representations of Subtenant.  Subtenant represents to and agrees with
         ----------------------------
Landlord that: (a) the term of the Sublease will expire on or prior to the date of the expiration of the term of the Lease; and (b) Subtenant is financially responsible, of good reputation and engaged in a business which is in keeping with the standards of Landlord in those respects for the Building and its occupancy.

     9.  Miscellaneous.
         -------------

         (a) This Consent may not be altered, amended, modified or changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such alteration, amendment, modification or change is being sought.

         (b) Captions are inserted for convenience only and will not affect the construction hereof.

         (c) Any bills, statement, notices, demands, requests, consents or other communications given or required to be given under this Consent shall be effective only if rendered or given in writing and delivered personally (which includes air courier service) or sent by mail (certified, return receipt requested), postage prepaid, addressed to the respective party at the address set forth at such party's signature hereto or at such other address as such party may designate as its new address for such purpose by notice in accordance with the provisions hereof, or, if addressed to Tenant or Subtenant after the date on which such party first occupies the Premises or the Sublet Space, as the case may be, at the Building; the same shall be deemed to have been rendered or given on the date delivered, if delivered personally, or on the date mailed, if mailed.

         (d) This Consent constitutes the entire agreement of the parties hereto with respect to the matters stated herein.

         (e) This Consent will for all purposes be construed in accordance with and governed by the laws of the State in which the Building is located applicable to agreements made and to be performed wholly therein.

         (f) This Consent shall not be effective until executed by all the parties hereto and may be executed in several counterparts, each of which will constitute an original instrument and all of which will together constitute one and the same instrument.

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         (g)  Each right and remedy of Landlord provided for in this Consent or in the Lease shall be cumulative and shall be in addition to every other right and remedy provided for herein or therein, or now or hereafter existing, at law, in equity, by statute, or otherwise, and the exercise, or beginning of the exercise, by Landlord of any one or more of the rights or remedies so provided for or existing shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies so provided for or so existing.

         (h) The terms and provisions of this Consent shall bind and inure to the benefit of the parties hereto and their respective successors and assigns except that no violation of the provisions of Paragraph 2 shall operate to vest any rights in any successor or assignee of Tenant or Subtenant.

         (i) If any one or more of the provisions contained in this Consent shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         (j) All capitalized terms used herein and not otherwise defined herein shall be deemed to have the same meanings ascribed thereto in the Lease.

         (k) Tenant agrees that Tenant will pay to Landlord a processing fee of $1,000.00, to cover Landlord's legal costs and other costs associated with the processing of this Consent.

                            (Signature page follows)

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     IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of May 28, 2001.
                    -------------

TENANT:

Venture Catalysts Incorporated,
a Utah corporation

By:  /s/ Kevin McIntosh
     -----------------------------------
Name: Kevin McIntosh
      ----------------------------------
Title: SVP & CFO
       ---------------------------------

Address:  591 Camino de le Reina
          ------------------------------
          Suite 418
          ------------------------------
          San Diego, CA 92108
          ------------------------------

SUBTENANT:

Astute Networks, Inc.,
a California corporation

By:  /s/ Daniel Krall
     -----------------------------------
Name: Daniel Krall
      ----------------------------------
Title: Vice-President, Finance
       ---------------------------------

Address:  570 Rancheros Drive, Suite 240
          ------------------------------
          San Marco, Ca 92069
          -------------------

LANDLORD:

PRENTISS PROPERTIES ACQUISITION PARTNERS
PARTNERS, L.P., a Delaware limited partnership

By:  Prentiss Properties I, Inc.
     a Delaware corporation
     general partner

     By:  /s/ Christopher B. Mahon
          -----------------------------
     Name: Christopher B. Mahon
           ----------------------------
     Title: Vice President
            ---------------------------

     By:  /s/ J. Kevan Dilbeck
          -----------------------------
     Name: J. Kevan Dilbeck
           ----------------------------
     Title: Senior Vice President
            ---------------------------

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                                   EXHIBIT A
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                           THE PROPOSED IMPROVEMENTS
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                                   Exhibit A


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